                                  EXHIBIT 99.1

       CERTIFICATE OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER


        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.Section 1350, as adopted), Michael R. Knapp, Chief Executive Officer of Caliper Technologies, Inc. (the "Company"), and James L. Knighton, the Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge:

        1. The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002, and to which this Certification is attached as Exhibit 99.1, (the "PERIODIC REPORT") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

        2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 14th day of August, 2002.


                                         /s/ Michael R. Knapp
                                         -------------------------------------
                                         Michael R. Knapp
                                         Chief Executive Officer


                                         /s/ James L. Knighton
                                         -------------------------------------
                                         James L. Knighton
                                         Chief Financial Officer


                                       25